UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

ISLE OF CAPRI CASINOS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 16, 2007, the Registrant issued a press release which announced that it would delay filing financial results for the fiscal quarter and fiscal year ended April 29, 2007 due to completion of its on-going restatement of its financial statements through its fiscal year ended April 30, 2006 and through its third fiscal quarter ended January 28, 2007. Included in the press release were estimates of expected results on continuing operations for fiscal year 2007 as well as other selected financial data. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 16, 2007

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.
Date: July 19, 2007	By:	/s/DONN R. MITCHELL, II
	Name:	Donn R. Mitchell, II
	Title:	Senior Vice President and Chief Financial Officer